GPS FUNDS I

GuideMark® Tax-Exempt Fixed Income Fund (the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2018

The date of this Supplement is March 26, 2019

1. The table under “Portfolio Managers” in the Summary Section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service to the Fund
Stephen Czepiel	Senior Vice President and Senior Portfolio Manager	Since 2006
Gregory Gizzi	Senior Vice President and Senior Portfolio Manager	Since 2012
Jake van Roden	Senior Vice President and Portfolio Manager	Since 2019

2. The bullet points under “Management of the Funds—Sub-Advisors and Portfolio Managers—Tax-Exempt Fixed Income Fund” in the Fund’s Prospectus are deleted in their entirety and replaced with the following:
•	Stephen J. Czepiel
Senior Vice President, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management (MIM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Mr. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University. Mr. Czepiel has served as a portfolio manager for the Fund since 2006.

•	Gregory A. Gizzi
Senior Vice President, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Mr. Gizzi continues to be responsible for the taxable municipal business and the marketing efforts for the municipal product. Previously, Mr. Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management (MIM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Mr. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and became institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Mr. Gizzi earned his bachelor’s degree in economics from Harvard University. Mr. Gizzi has served as a portfolio manager for the Fund since December 2012.

•	Jake van Roden
Senior Vice President, Head of Municipal Trading, Portfolio Manager
Jake van Roden is head of the firm’s municipal trading. He is also a portfolio manager for the firm’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include the closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, Mr. van Roden interned at Macquarie Investment Management (MIM) in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College. Mr. van Roden has served as a portfolio manager for the Fund since March 2019.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GPS FUNDS I

GuideMark® Tax-Exempt Fixed Income Fund (the “Fund”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2018

The date of this Supplement is March 26, 2019

1. The first two sentences of the second paragraph under the heading “The Sub-Advisors—GPS Funds I—Delaware Investments Fund Advisers” in the Statement of Additional Information (“SAI”) are deleted and replaced with the following:

In addition to DIFA’s allocated portion of the Tax-Exempt Fixed Income Fund, portfolio managers Stephen J. Czepiel, Gregory A. Gizzi and Jake van Roden are responsible for the day-to-day management of certain other accounts. The following chart lists certain information about types of other accounts for which Mr. Czepiel, Mr. Gizzi and Mr. van Roden were responsible, as of March 31, 2018, except as otherwise indicated.

2. The table under the heading “The Sub-Advisors—GPS Funds I— Delaware Investments Fund Advisers” in the SAI is deleted and replaced with the following:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Stephen J. Czepiel
Registered Investment Companies	17	$5.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	40	$3.2 billion	0	$0

Gregory A. Gizzi
Registered Investment Companies	17	$5.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	46	$3.3 billion	0	$0

Jake van Roden*
Registered Investment Companies	12	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$454.0 million	0	$0
*Information with respect to Mr. van Roden is provided as of January 31, 2019.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE